EXHIBIT 99.1


                   SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS


     Cybotics Systems and Cache Media, Inc., companies 100% owned by Steven J. Shankle (the "Shankle Companies"), and Steven J. Shankle, an individual ("Shankle") and Advance Display Technologies, Inc., a Colorado corporation (the "Company"), having resolved their differences, and based upon the mutual consideration stated below, agree as follows:

     1. The Company shall issue to Shankle 100,000 shares of the Company's Common Stock (the "Common Stock"), which represents the full settlement without interest thereon for services and materials provided by Shankle and the Shankle Companies to the Company in connection with the partial development and partial assembly of a complete turn-key PictoLux fiber optic sign (the "Sign"), upon receipt of this executed Settlement and Release of Claims.

     2. The Company hereby waives and releases all rights and claims to the Sign (but not the Company's intellectual property and or work product incorporated into or utilized in the development of, the Sign) and Shankle and the Shankle Companies hereby waive and release all rights and claims to any further payment for the Sign, which claim, while disputed by the Company, the Company currently shows on its books and records as $91,117.00.

     3. Based upon the foregoing consideration, Shankle and the Shankle Companies voluntarily and knowingly FULLY AND UNCONDITIONALLY RELEASE AND DISCHARGE the Company, all affiliated corporations and their predecessors, subsidiaries, successors and assigns, their present and former directors, officers, employees and agents (collectively called the "Released Parties"), from any and all claims Shankle or the Shankle Companies may have, or may ever have had, as of the date of this Agreement arising out of or related to the Sign or the development or assembly of the Sign and all other claims or potential claims, whether in tort, contract, statute or otherwise, and whether existing under local, state or federal law, against the Released Parties relating thereto. Correspondingly, the Company, all affiliated corporations and their predecessors, subsidiaries, successors and assigns, (collectively called the "Releasing Parties") voluntarily and knowingly FULLY AND UNCONDITIONALLY RELEASE AND DISCHARGE Shankle and the Shankle Companies from any and all claims the Releasing Parties may have, or may ever have had as of the date of this Settlement Agreement and Release of Claims, arising out of the Sign and all other claims or potential claims, whether in tort, contract, statute or otherwise, and whether existing under local, state or federal law, against Shankle relating thereto.

     4. In connection with the transfer of the above-listed Common Stock by the Company to Shankle, Shankle represents to the Company the following:

     (a) Shankle is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. Shankle is acquiring the Common Stock for Shankle's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) Shankle understands that the Common Stock has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Shankle's investment intent as expressed herein. In this connection, Shankle understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Shankle's representation was predicated solely upon a present intention to hold the Common Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, or any other fixed period in the future.

     (c) Shankle further understands that the Common Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Shankle understands that the Company is under no obligation to register the Common Stock. In addition, Shankle understands that the certificate evidencing the Common Stock will be imprinted with a legend which prohibits the transfer of the Common Stock unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) Shankle is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions and acknowledges that, while Rule 144 generally permits the sale of restricted stock after a holding period of one year, there is no assurance that the conditions of the Rule will be satisfied at the expiration of such one year period.

     (e) Shankle further understands that at the time Shankle wishes to sell the Common Stock there may be no public market upon which to make such a sale.

     (f) Shankle further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or some other registration exemption will be required, which registration or exemption may not be available.

     5. The terms of this Release shall not in any way be construed as an admission by the Company of any liability to or wrongful conduct against Shankle, the Shankle Companies or any other person, but on the contrary, the Company specifically denies any liability to or wrongful conduct toward Shankle, the Shankle Companies or any of the Released Parties and Shankle and the Shankle Companies specifically deny any liability to or wrongful conduct toward the Company or any of the Releasing Parties.

     6. Shankle, the Shankle Companies and the Company declare and represent that no promise, inducement or agreement not herein expressed has been made, and that this Settlement Agreement and Release of Claims contains the entire agreement between the parties and that the terms of this Settlement Agreement and Release of Claims are contractual, final and binding and are not a mere recital.

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

     7. This Settlement Agreement and Release of Claims may be signed by the parties in separate counterparts and will be as fully effective and binding as if all signatures appeared in one document.

               THIS IS A RELEASE - READ CAREFULLY BEFORE SIGNING.
                   ALL PARTIES SHOULD CONSULT WITH AN ATTORNEY
                        PRIOR TO EXECUTING THIS RELEASE.


     CAUTION - READ BEFORE SIGNING BELOW:

     All parties hereby certify that they have read the foregoing Settlement Agreement and Release, understands that it is the party's choice whether or not to enter into this Settlement Agreement and Release and states that the party's decision to do so is VOLUNTARY AND MADE KNOWINGLY, WITH FULL KNOWLEDGE AND UNDERSTANDING OF ITS CONTENTS.

     DATED this 8th day of November, 2005.



                                          CYBOTIC SYSTEMS:



                                          By:/s/Steven J. Shankle
                                          -----------------------------------
                                          Steven J. Shankle, the Sole Owner



                                          CACHE MEDIA, INC.:



                                          By:/s/Steven J. Shankle
                                          -----------------------------------
                                          Steven J. Shankle, the Sole Owner


                                          By:/s/Steven J. Shankle
                                          -----------------------------------
                                          Steven J. Shankle, an Individual



                                          ADVANCE DISPLAY TECHNOLOGIES, INC.


                                          By:/s/Matthew W. Shankle
                                          -----------------------------------
                                          Matthew W. Shankle, President




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